Saratoga National Bank

                     CHIEF EXECUTIVE OFFICER
                   INCENTIVE COMPENSATION PLAN

                           July 8, 1995


1. AGREEMENT

   1.1 This Chief Executive Officer Incentive Compensation Plan (the Plan) states the understanding between Richard L. Mount (Mount) and Saratoga National Bank regarding incentive compensation of Mount as Chief Executive Officer of Saratoga
          National Bank ("SNB"). This Plan supersedes the prior Chief Executive Officer Compensation Plan. Any employment agreement, management continuity agreement, or other agreement that may exist between Mount and SNB is separate from and shall not affect or be affected by this Plan.

2. SALARY

   2.1 SNB will pay Mount a base salary at a rate approved by resolution of the Board of Directors (the Board). That base salary amount earned during the year will be used in calculating awards under this Plan. This Plan does not establish a salary in addition to any salary established by any other agreement between SNB and Mount.

   2.2 Any Director fees or other amounts that SNB may pay Mount that are not base salary will not be included as part of salary for the purpose of this Plan.

3. INCENTIVE AWARDS

   3.1 Mount will be eligible each year for a cash award and a deferred award. The cash award will combine a growth award and a ROA award.

4. GROWTH AWARD

   4.1 The Growth Award will equal one and one-half times the percentage point difference (positive or negative) of SNB's percentage change in assets for the year, minus the median percentage change in assets among other Bay Area banks in the same asset group (currently Group B: $50-$100 million).

     Growth Award = 1.5 x (SNB Assets Change% - Group Median Assets Change%)

   4.2      Growth Award example (illustrative data, not actual):

            SNB Assets 12/31/94                 $ 80,000,000
            SNB Assets 12/31/95                 $ 91,200,000
            SNB Assets Change                             14.00%
            Bay Area Group B Median Change                 8.00%
            Assets Change Difference                       6.00%
            Growth Award (1.5 x Assets Chng Diff)          9.00%

   4.3 The percentage change in assets will be calculated from the end of the prior year to the end of the incentive period.

5. ROA AWARD

   5.1 The ROA Award will equal 50 times the percentage point difference (positive or negative) of SNB's ROA percentage for the year, minus the median ROA percentage among other Bay Area banks in the same asset group.

      ROA Award = 50 x (SNB ROA% - Group Median ROA%)

   5.2      ROA Award example (illustrative data, not actual):

            SNB ROA 1995                              1.20%
            Bay Area Group B Median                   0.80%
            ROA Difference                            0.40%
            ROA Award (50 x ROA Diff)                20.00%

   5.3 ROA will be calculated as net income for the period, divided by average assets from the beginning of the first month through the beginning of the final month.

6. CASH AWARD

   6.1 The Cash Award will equal Mount's base salary for the year multiplied by the Growth Award percentage (positive or negative) added to the ROA Award percentage (positive or negative).
            The payment will be made as soon as practicable after SNB's accounting is completed for the year.

      Cash Award = (Growth Award% + ROA Award%) x Salary

   6.2      Cash Award example (illustrative data from examples above)
            Growth Award                                       9.00%
            ROA Award                                         20.00%
            Cash Award                                        29.00%
                  29.00% x $135,000 =                     $39,150

   6.3 If the sum of Growth Award and ROA Award percentages is a negative value, the cash award for that year will be zero. There will be no negative balance carried forward.

7. DEFERRED AWARD

   7.1 Award: SNB will provide for Mount a deferred award each year in the form of Participating Units equal to Mount's cash award for the year.

   7.2 Vesting: Mount's rights to the Units will vest beginning at the end of the year for which the award is earned and continuing during the next five years of Mount's employment.

      7.2.1 Vesting will be on a daily basis during the five-year period (1,826 days). Each day of employment after the award year end will vest 1/1,826, or 0.05476 percent of the Units vested for that year. (For example, if Mount's employment terminated 183 days after an award year end, he would be vested in 183/1,826, or about 10 percent, of the Units granted for that award year.)

   7.3 Termination: If Mount's employment with SNB terminates for any reason (voluntary or involuntary) other than retirement after the year 1999, death or disability, vesting will cease at termination date. Mount will forfeit any Units not vested as of the termination date.

   7.4 Retirement, etc.: If Mount's employment with SNB terminates due to Mount's retirement after the year 1999, death or disability, vesting will continue as though
            Mount were employed. SNB will then pay the vested Units at the regular times and according to the regular formula explained in this Plan. If Mount is not living, SNB will pay the beneficiary last designated in writing by Mount for this purpose or, lacking such a beneficiary, SNB will pay Mount's estate.

   7.5 Termination Cause: In case of Mount's termination, the Board will determine the cause. The Board may revise its determination at any time.

   7.6 Payment: SNB will pay vested Units to Mount under one of three options to be selected by the Board in its sole discretion:

      7.6.1 A lump sum, paid in cash at the end of the termination year but not sooner than the end of 1999.

      7.6.2 A 10-year annuity, to be purchased by SNB at the lump-sum value at the end of the termination year but not sooner than the end of 1999.

      7.6.3 Ten annual installments beginning at the end of the termination year but not sooner than the end of 1999. Under this option, the Units will continue to change in value according to the regular Unit value formula until the Units are paid.

   7.7      Value: The Unit value will be one dollar at time of grant.
            The value will be increased or reduced by a factor equal to 10 times SNB's return on assets (ROA) rate each year, compounded, until the Units are paid.

   7.8 Payout Limit: If scheduled Units payments would exceed 50 percent of SNB's net earnings for the year the Board may reduce the number of Units payable for that year and defer the balance of vested Units for one year. The Board may continue such deferrals in successive years to comply with each year's payment limit. The Units will continue to gain or lose value until paid.

   7.9 Early Out: SNB may accelerate vesting and/or payment of Units if Mount's Unit account balance is valued at less than $500 OR if Mount faces severe financial hardship, as determined by the Board.

   7.10 Accelerated Vesting: Mount's rights to Units previously awarded will become fully vested and immediately payable if, within any 12-month period, both of these events occur: (1) SNB ownership changes more than 51 percent, AND (2)
            Mount's employment terminates.

      7.10.1 "Ownership changes" here means the sale, pledge or assignment of SNB common stock to a party or parties other than the current owners or members of their immediate families. Current owners and the calculation of percent change will be determined in reference to SNB ownership as of January 15, 1990.

      7.10.2 "Employment terminates" here means voluntary or involuntary termination except for: (1) retirement after 1999, (2) death,
                (3) disability or (4) discharge for cause, such as dishonesty, neglect of duty or otherwise bringing harm or discredit to SNB.

      7.10.3 Units payable under this accelerated vesting provision will be valued as of the time of accelerated vesting. The 1999 date limitations will not apply to this accelerated vesting provision.

8. DRAW

   8.1 If Mount's total pay (salary + Growth Award + ROA Award) for a year equals less than 80 percent of Mount's prior two-year average total pay, Mount may draw the difference as an advance against his future earnings from SNB.

      8.1.1 Advances paid to Mount or repaid to SNB will not be included in calculations of total pay for purposes of this section.

      8.1.2 SNB may deduct the amount of any outstanding advances from Mount's earnings in excess of 80 percent of his prior two-year average total pay. "Earnings" here includes salary, Growth Awards, ROA Awards and Deferred Awards.

   8.2 Mount may not draw an advance under the terms of this section upon or in anticipation of the termination of his employment for any reason (voluntary or involuntary).

9. CALCULATION NOTES

   9.1 Data for other Bay Area banks is available in the Grant Thornton Bankers' Index. The Index shows change in assets percentages and ROA percentages for each Bay Area bank in the same asset group. SNB will array each of those percentages from high to low for all banks in the group, excluding SNB. The median percentage (the middle value) will be used for comparison. Note that the median and not the average is to be used for comparison. (The median is more reliable than the average, which can be distorted by extreme values in the array.)

   9.2 When calculating incentive awards, SNB will compare its year-end data to the year-end data for other banks in the same size category.

   9.3 SNB assets and net income for the award year will be calculated before allowance for awards being calculated under this Plan for the award year. (This is to avoid circular calculations.)

   9.4 At the discretion of the Board of Directors, SNB may calculate separate awards, on a pro rata basis, before and after a major change in SNB's condition. A major change might include acquisition of another bank, a large infusion of capital, sale of branches, sale or abandonment of a large part of SNB's business, or other such change that the Board regards as major. SNB's asset growth and ROA would then be calculated and compared to other banks for the separate periods before and after the change. Any such pro rata calculation of award values will not accelerate award payment to before year end.

   9.5 With adoption of this Plan, the Board of Directors also terminates the prior CEO Compensation Plan. All deferred Units granted under the prior plan will be valued under the prior plan up to the effective date of this Plan. After that date, the old Units will convert to the new Unit value formula of this Plan

10.   LIMITATIONS AND RIGHTS

   10.1 Nothing in this Plan may be construed to: (1) give any person any right to be issued any award or payment other than under terms of this Plan, (2) limit in any way the right of SNB to terminate Mount's employment at any time or (3) be evidence of any agreement or understanding, express or implied, that SNB will employ Mount in any particular position or at any particular rate of compensation or for any particular time, except as specifically set forth in the Plan.

   10.2 SNB may amend, alter, modify or terminate this Plan at any time upon written notice to Mount.

      10.2.1 Any such action shall not affect the rights of Mount with respect to any award properly credited under this Plan prior to the effective date of such action.

      10.2.2 If this Plan is changed or terminated, SNB will prorate cash and deferred awards for the portion of the year worked before the change or termination.

   10.3 This Plan will be in effect from January 1, 1995 until changed or terminated.

                          *  *  *  *  *



Plan approved by the Board of Directors by resolution dated ________________

For the Board_______________________________________ Date____________________
                Saratoga National Bank
                12000 S. Saratoga-Sunnyvale Road,  Saratoga, California 95070

Plan received and read by Richard L. Mount, Chief Executive Officer:

Signature__________________________________________  Date___________________

Address_____________________________________________________________________

                      Saratoga National Bank

                     CHIEF EXECUTIVE OFFICER
                   INCENTIVE COMPENSATION PLAN

                           July 8, 1995


1. AGREEMENT

1.1 This Chief Executive Officer Incentive Compensation Plan (the Plan) states the understanding between Richard L. Mount (Mount) and Saratoga National Bank regarding incentive compensation of Mount as Chief Executive Officer of Saratoga National Bank ("SNB"). This Plan supersedes the prior Chief Executive Officer Compensation Plan.
       Any employment agreement, management continuity agreement, or other agreement that may exist between Mount and SNB is separate from and shall not affect or be affected by this Plan.

2. SALARY

   2.1 SNB will pay Mount a base salary at a rate approved by resolution of the Board of Directors (the Board). That base salary amount earned during the year will be used in calculating awards under this Plan. This Plan does not establish a salary in addition to any salary established by any other agreement between SNB and Mount.

   2.2 Any Director fees or other amounts that SNB may pay Mount that are not base salary will not be included as part of salary for the purpose of this Plan.

3. INCENTIVE AWARDS

   3.1 Mount will be eligible each year for a cash award and a deferred award. The cash award will combine a growth award and a ROA award.

4. GROWTH AWARD

   4.1 The Growth Award will equal one and one-half times the percentage point difference (positive or negative) of SNB's percentage change in assets for the year, minus the median percentage change in assets among California banks located in a metropolitan service area in the same asset group (currently $75-$150 million.)

     Growth Award = 1.5 x (SNB Assets Change% - Group Median Assets Change%)

   4.2      Growth Award example (illustrative data, not actual):

            SNB Assets 12/31/94                 $ 80,000,000
            SNB Assets 12/31/95                 $ 91,200,000
            SNB Assets Change                             14.00%
            Comparison Group Median Change                 8.00%
            Assets Change Difference                       6.00%
            Growth Award (1.5 x Assets Chng Diff)          9.00%

   4.3 The percentage change in assets will be calculated from the end of the prior year to the end of the incentive period.

5. ROA AWARD

   5.1 The ROA Award will equal 50 times the percentage point difference (positive or negative) of SNB's ROA percentage for the year, minus the median ROA percentage among California banks located in a metropolitan service area in the same asset group
            (currently $75 - $150 million.)

      ROA Award = 50 x (SNB ROA% - Group Median ROA%)

   5.2      ROA Award example (illustrative data, not actual):

            SNB ROA 1995                              1.20%
            Comparison Group Median                   0.80%
            ROA Difference                            0.40%
            ROA Award (50 x ROA Diff)                20.00%

   5.3 ROA will be calculated as net income for the year, divided by average assets for the year.

6. CASH AWARD

   6.1 The Cash Award will equal Mount's base salary for the year multiplied by the Growth Award percentage (positive or negative) added to the ROA Award percentage (positive or negative). The payment will be made as soon as practicable after SNB's accounting is completed for the year.

      Cash Award = (Growth Award% + ROA Award%) x Salary

   6.2      Cash Award example (illustrative data from examples above)
            Growth Award                                 9.00%
            ROA Award                                   20.00%
            Cash Award                                  29.00%
                  29.00% x $135,000 =                     $39,150

   6.3 If the sum of Growth Award and ROA Award percentages is a negative value, the cash award for that year will be zero. There will be no negative balance carried forward.

7. DEFERRED AWARD

   7.1 Award: SNB will provide for Mount a deferred award each year in the form of Participating Units equal to Mount's cash award for the year.

   7.2 Vesting: Mount's rights to the Units will vest beginning at the end of the year for which the award is earned and continuing during the next five years of Mount's employment.

      7.2.1 Vesting will be on a daily basis during the five-year period (1,826 days). Each day of employment after the award year end will vest 1/1,826, or 0.05476 percent of the Units vested for that year. (For example, if Mount's employment terminated 183 days after an award year end, he would be vested in 183/1,826, or about 10 percent, of the Units granted for that award year.)

   7.3 Termination: If Mount's employment with SNB terminates for any reason (voluntary or involuntary) other than retirement after the year 1999, death or disability, vesting will cease at termination date. Mount will forfeit any Units not vested as of the termination date.

   7.4 Retirement, etc.: If Mount's employment with SNB terminates due to Mount's retirement after the year 1999, death or disability, vesting will continue as though
            Mount were employed. SNB will then pay the vested Units at the regular times and according to the regular formula explained in this Plan. If Mount is not living, SNB will pay the beneficiary last designated in writing by Mount for this purpose or, lacking such a beneficiary, SNB will pay Mount's estate.

   7.5 Termination Cause: In case of Mount's termination, the Board will determine the cause.
            The Board may revise its determination at any time.

   7.6 Payment: SNB will pay vested Units to Mount under one of three options to be selected by the Board in its sole discretion:

      7.6.1 A lump sum, paid in cash at the end of the termination year but not sooner than the end of 1999.

      7.6.2 A 10-year annuity, to be purchased by SNB at the lump-sum value at the end of the termination year but not sooner than the end of 1999.

      7.6.3 Ten annual installments beginning at the end of the termination year but not sooner than the end of 1999. Under this option, the Units will continue to change in value according to the regular Unit value formula until the Units are paid.

   7.7 Value: The Unit value will be one dollar at time of grant. The value will be increased or reduced by a factor equal to 10 times SNB's return on assets
            (ROA) rate each year, compounded, until the Units are paid.

   7.8 Payout Limit: If scheduled Units payments would exceed 50 percent of SNB's net earnings for the year the Board may reduce the number of Units payable for that year and defer the balance of vested Units for one year. The Board may continue such deferrals in successive years to comply with each year's payment limit. The Units will continue to gain or lose value until paid.

   7.9 Early Out: SNB may accelerate vesting and/or payment of Units if Mount's Unit account balance is valued at less than $500 OR if Mount faces severe financial hardship, as determined by the Board.

   7.10 Accelerated Vesting: Mount's rights to Units previously awarded will become fully vested and immediately payable if, within any 12-month period, both of these events occur: (1) SNB ownership changes more than 51 percent, AND (2)
            Mount's employment terminates.

      7.10.1 "Ownership changes" here means the sale, pledge or assignment of SNB common stock to a party or parties other than the current owners or members of their immediate families. Current owners and the calculation of percent change will be determined in reference to SNB ownership as of January 1, 1995.

      7.10.2 "Employment terminates" here means voluntary or involuntary termination except for: (1) retirement after 1999, (2) death,
                (3) disability or (4) discharge
                for cause, such as dishonesty, neglect of duty or otherwise bringing harm or discredit to SNB.

      7.10.3 Units payable under this accelerated vesting provision will be valued as of the time of accelerated vesting. The 1999 date limitations will not apply to this accelerated vesting provision.

8. DRAW

   8.1 If Mount's total pay (salary + Growth Award + ROA Award) for a year equals less than 80 percent of Mount's prior two-year average total pay, Mount may draw the difference as an advance against his future earnings from SNB.

     8.1.1 Advances paid to Mount or repaid to SNB will not be included in calculations of total pay for purposes of this section.

      8.1.2 SNB may deduct the amount of any outstanding advances from Mount's earnings in excess of 80 percent of his prior two-year average total pay.
            "Earnings" here includes salary, Growth Awards, ROA Awards and Deferred Awards.

   8.2 Mount may not draw an advance under the terms of this section upon or in anticipation of the termination of his employment for any reason (voluntary or involuntary).

9. CALCULATION NOTES

   9.1 For purposes of determining the Growth Award and the ROA Award, SNB will array each of the percentages from high to low for all banks in the comparison group, excluding SNB. The median percentage (the middle value) will be used for comparison.
            Note that the median and not the average is to be used for comparison. (The median is more reliable than the average, which can be distorted by extreme values in the array.)

   9.2 When calculating incentive awards, SNB will compare its year-end data to the year-end data for other banks in the same size category.

   9.3 SNB assets and net income for the award year will be calculated before allowance for awards being calculated under this Plan for the award year. (This is to avoid circular calculations.)

   9.4 At the discretion of the Board of Directors, SNB may calculate separate awards, on a pro rata basis, before and after a major change in SNB's condition. A major change might include acquisition of another bank, a large infusion of capital, sale of branches, sale or abandonment of a large part of SNB's business, or other such change that the
            Board regards as major. SNB's asset growth and ROA would then be calculated and compared to other banks for the separate periods before and after the change. Any such pro rata calculation of award values will not accelerate award payment to before year end.

   9.5 With adoption of this Plan, the Board of Directors also terminates the prior CEO
            Compensation Plan. All deferred Units granted under the prior plan will be valued under the prior plan up to the effective date of this Plan. After that date, the old Units will convert to the new Unit value formula of this Plan

10.   LIMITATIONS AND RIGHTS

   10.1 Nothing in this Plan may be construed to: (1) give any person any right to be issued any award or payment other than under terms of this Plan,
            (2) limit in
            any way the right of SNB to terminate Mount's employment at any time or (3) be evidence of any agreement or understanding, express or implied, that SNB will employ Mount in any particular position or at any particular rate of compensation or for any particular time, except as specifically set forth in the
            Plan.

   10.2 SNB may amend, alter, modify or terminate this Plan at any time upon written notice to Mount.

      10.2.1 Any such action shall not affect the rights of Mount with respect to any award properly credited under this Plan prior to the effective date] of such action.

      10.2.2 If this Plan is changed or terminated, SNB will prorate cash and deferred awards for the portion of the year worked before the change or termination.

   10.3 This Plan will be in effect from January 1, 1995 until changed or terminated.

                          *  *  *  *  *



Plan approved by the Board of Directors by resolution dated __________________

For the Board_______________________________________ Date____________________
                Saratoga National Bank
                12000 S. Saratoga-Sunnyvale Road,  Saratoga, California 95070

Plan received and read by Richard L. Mount, Chief Executive Officer:

Signature__________________________________________  Date_____________________

Address______________________________________________________________________